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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-Q
                                    CURRENT REPORT
                         Pursuant to Section 13 or 15 (d) of
                         The Securities Exchange Act of 1934


                              Date of Report May 3, 1996

                                THE ENCORE GROUP, INC.
                         Incorporated in the State of Oregon
                            COMMISSION FILE NUMBER 0-4563
                 (I.R.S. Employer Identification Number:  93-0580867)
                                    P.O. Box 69536
                               Portland, Oregon  97201
                          Telephone Number:  (503)  221-4255


ITEM 5.  OTHER EVENTS

At a Special Meeting of the Shareholders held April 23, 1996, the shareholders amended in its entirety Article V of the Restated Articles of Incorporation. This amendment cancels all the outstanding common shares of the Registrant with a provision to reissue shares to existing holders on the basis of one new share for each 500 old shares, plus one share for any resulting fractional shares.

A copy of the amended Restated Articles of Incorporation is attached.

At the same meeting the shareholders elected a board of Directors consisting of the following: Bruce L. Engel, Teri E. Engel, Robert G. Fligg, Fred J. Kupel, and Kenneth L. Wright.



                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     THE ENCORE GROUP, INC.


                                   By       /s/
                                     ---------------------------------------
                                     Kenneth L. Wright
                                     Executive Vice President and
                                     Principal Financial Officer

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                                       RESTATED
                              ARTICLES OF INCORPORATION
                                          OF
                                THE ENCORE GROUP, INC.

                                    AS AMENDED TO
                                   APRIL 23,  1996


    Pursuant to the provisions of the Oregon Business Corporation Act in effect on the date of filing this document (the "Act"), these Restated Articles of Incorporation supersede heretofore existing articles of incorporation for the corporation and all amendments thereto.

                                       ARTICLE I             (Amended 7/16/90)

    The name of this corporation, which has perpetual duration, is The Encore Group, Inc.

                                       ARTICLE II

    The purposes of this corporation are to engage in any lawful activities for which corporations may be organized under the Oregon Business Corporation Act as from time to time constituted; and this corporation shall have those powers which are given to corporations under the Oregon Business Corporation Act presently constituted and those powers which may hereafter and from time to time be given or permitted to corporations under Oregon law, including, without limitation, the power to borrow money and otherwise contract indebtedness; to issue bonds, notes, debentures and other obligations and evidences of indebtedness, any of which obligations or evidences of indebtedness may, in the discretion of the Board of Directors of this corporation, provide for conversion thereof to any class or series of stock now or hereafter authorized by this corporation, upon such basis or bases and upon such other terms as the Board of Directors may determine in the resolution or resolutions authorizing such indebtedness carrying a conversion privilege; and to mortgage, pledge, hypothecate, deposit or otherwise encumber or subject to lien any or all of its personal and/or real property as security with respect to any such obligations or indebtedness.
                                     ARTICLE III

    The corporation's initial articles of incorporation, filed on March 17, 1969, and as thereafter amended, denied preemptive rights. The corporation, upon filing these Restated Articles of Incorporation, continues such denial by electing to waive preemptive rights, meaning that the shareholders of this corporation shall not have preemptive rights to subscribe to shares of any class of stock of this corporation now and hereafter authorized and offered for sale by this

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corporation, to obligations convertible into stock of this corporation, issued or sold, to rights of subscription to any of the foregoing, or to the issuance or sale of any of the foregoing by the corporation to its or its subsidiaries' directors, officers or employees.

                                   ARTICLE IV

    Subject to statutory or other limitations on shareholder distributions that may be applicable at the time of acquisition, the corporation is authorized to acquire its own shares and shares so acquired shall constitute authorized but unissued shares. The corporation is authorized to reissue from time to time shares that it acquires.

                                    ARTICLE V                 (Amended 4/23/96)

    (a) The aggregate number of shares which the corporation shall have the authority to issue is Fifty Five Thousand (55,000) shares divided into Fifty Thousand (50,000) shares of common stock and Five Thousand (5,000) shares of preferred stock.

    Except as provided herein, upon the filing of these Articles of Amendment, shares of common stock of the corporation then outstanding shall be canceled and converted into the right to receive in exchange therefor cash or new shares of common stock of the corporation as follows:

         (i) In the case of shares held of record as of March 27, 1996, by any shareholder of record in an amount equal to or exceeding 500 shares, such shares shall be converted into the right to receive that number of new shares of common stock calculated by dividing the number of shares tendered for exchange by 500, with any fractional result rounded up to the next whole number.

         (ii) In the case of shares held of record as of March 27, 1996, by any shareholder of record in an amount up to but not exceeding 499 shares, such shares shall be converted into and exchanged for the right to receive in exchange therefor, for a period not exceeding 60 days following the date of the filing of these Articles of Amendment (or such later date as determined by the Board of Directors at its sole discretion), cash in the amount of $0.10 per Old Share.

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         (iii)  Notwithstanding the right to receive cash as provided by subsection (a) (ii) above, in the case of shares held of record as of March 27, 1996, by any shareholder of record in an amount up to but not exceeding 499 shares, such shares may be aggregated or combined with other shares to create a number of shares equal to or exceeding 500, and be tendered for exchange, for a period not exceeding 90 days following the date of the filing of these Articles of Amendment (or such later date as determined by the Board of Directors at its sole discretion), for such number of new shares of common stock calculated by dividing the number of shares tendered for exchange by 500, with any fractional result rounded up to the nearest whole number.

    For purposes of this exchange, shares held of record as of March 27, 1996, in the name of a broker/dealer or other nominee, shall be deemed to be held of record by the true beneficial owners of such shares.

    As of the date of the filing of these Articles of Amendment, unless and until tendered in exchange for new shares of common stock or cash, as the case may be, in accordance with this section (a), previously outstanding shares of common stock of the corporation shall have only the rights of exchange as set forth herein, and shall have no voting or other rights for any corporate purpose whatsoever. Unless and until certificates representing ownership of shares entitled to be exchanged for new shares of common stock in accordance with this section (a) are surrendered, no dividends or other distributions shall be paid with respect to such new shares. Upon exchange for certificates representing new shares, any dividends or other distributions which are declared and became payable with respect to such new shares shall be paid to the holder, without interest.
                                    ARTICLE VI

     The principal office of the corporation, for the purpose of mailing notices as required under the Act, is, at the time of filing these Restated Articles of Incorporation, 4800 S.W. Macadam Avenue, Suite 100, Portland, Oregon 97201.

                                    ARTICLE VII

    (a) The business and affairs of the corporation shall be managed by a Board of Directors of not less than three (3) nor more than seven (7) directors. The exact number, within this range, shall be determined from time to time only by the Board of Directors. (Amended 6/30/89)

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    (b)  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the then remaining directors, even though such majority vote may be obtained from less than a quorum. Any directorship to be filled by reason of an increase in the number of directors within the range specified in (a) shall be filled by the affirmative vote of a majority of the directors then in office. The shareholders may remove a director from office only for cause.

                                ARTICLE VIII

    (a) The corporation shall indemnify, to the fullest extent from time to time permitted by law, any director or officer or former director or officer made, or threatened to be made, a party to or a witness or other participant in, any proceeding, by reason of the fact that such person is or was a director or officer of the corporation, against liability and expenses of the type indemnified against under the Act. No indemnification pursuant to this Article shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending proceeding, unless the corporation has given its prior consent to such settlement or other disposition. Nothing contained herein shall affect any rights to indemnification to which employees and agents, other than directors and officers, may be entitled by law, and the corporation may indemnify such employees and agents to the fullest extent and in the manner permitted by law.
    (b) Expenses incurred in connection with a proceeding shall be paid by the corporation to or for any director or former director of the corporation in advance of the final disposition of such proceeding, promptly upon such person's compliance with the expense advancement provisions of the Act.
    (c) The foregoing indemnification and advancement of expenses shall not be deemed exclusive of any other rights to which any person indemnified may be entitled. The corporation is authorized to enter into contracts of indemnification, and such authority is expressly extended to such contracts entered into prior to the effective date of the Act.
    (d) The rights provided to any person by this Article shall be enforceable against the corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or in any of the other capacities set forth in this Article. No elimination of or amendment to this Article or any portion thereof shall deprive any person of rights hereunder arising out of alleged or actual occurrences, acts or failures to act occurring prior to notice to such person of such elimination or amendment. The rights provided to any person by this Article shall inure to the benefit of such person's legal representatives. The provisions of this Article shall not affect in any manner whatsoever agreements or understandings involving indemnification and made by or reached by or involving the corporation prior to the effective date of the Act.

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    (e)  Terms used in this Article shall have the same meaning assigned to the term as set forth in the Act, unless a different meaning is permitted by law and is clearly indicated in this Article.

                                   ARTICLE IX

    (a) No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, provided that nothing in this Article shall be construed so as to eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any distribution which is made in violation of the Act or these Restated Articles of Incorporation, (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to the effective date of this Article. Neither the amendment nor repeal of this Article, in whole or in part, directly or indirectly, shall apply to or have any effect on the liability or alleged liability or lack thereof, of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment, repeal or adoption of an inconsistent provision.
    (b) Any proposal to be placed before the shareholders to repeal or change any or all of the provisions of paragraph (a) of this Article IX shall require the affirmative vote of the holders of at least the required percentage of shares outstanding and entitled to vote thereon. For the purposes of this paragraph (b), the following meanings shall apply:

         (i) "repeal or change" means any proposal which is intended to eliminate or lessen the protection afforded directors under paragraph
         (a) and which is not being proposed in conformity with the repeal or change in the applicable statute made by the legislature or final court decision; if the proposal is made solely in conformity with the repeal of or change in the applicable statute by the legislature or final court decision, the provisions of this paragraph (b) shall not apply; and
         (ii) "required percentage" means fifty-five percent (55%).

                                   ARTICLE X

    The Board of Directors may amend or repeal the corporation's bylaws in effect from time to time, and

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such power is not reserved exclusively to the shareholders of the corporation.

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